UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


                                                          October 4, 2004
Date of Report (Date of earliest event reported) ...............................


                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



   Delaware                           0-18253                    56-1460497
.................................................................................
(State or other                     (Commission               (I.R.S. Employer
 jurisdiction                       File Number)             Identification No.)
 of incorporation)



3400 Latrobe Drive                  Charlotte NC                    28211
.................................................................................
            (Address of principal executive offices)          (Zip Code)

                                                          (704) 362-1115
Registrant's telephone number, including area code .............................

.................................................................................
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

Charlotte, N.C. - October 4, 2004 - Transbotics Corporation announced it has finalized an order for an Automatic Guided Vehicle (AGV) system for a new customer in the printing industry. The order totaling approximately $570,000 is to be installed over the next six months and will include multiple vehicles, controls, hardware, software, engineering services and other related equipment.


               Exhibit 10.1: Copy of press release announcing receipt of order
               Exhibit 10.2: Purchase Order between the Company and RR Donnelley dated September 29, 2004.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSBOTICS CORPORATION



Date: October 4, 2004                      By: /s/ Claude Imbleau
                                               ---------------------------------
                                               Claude Imbleau
                                               President and CEO
                                               (principal executive officer and
                                                principal accounting officer)